UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020
Conformis, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	001-37474	56-2463152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Technology Park Drive
Billerica, MA 01821
(Address of Principal Executive Offices) (Zip Code)

Company’s telephone number, including area code: (781) 345-9001

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	CFMS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☑

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 13, 2020, Conformis, Inc. (the “Company”) received a notification letter from the Listing Qualifications Staff of The Nasdaq Stock Market (“Nasdaq”) notifying the Company that the bid price for its common stock was not in compliance with the $1.00 minimum bid price requirement of Nasdaq Listing Rule 5450(a)(1). On April 16, 2020, the Company received a follow-up communication from Nasdaq notifying the Company that, due to the COVID-19 pandemic, the time period for the Company’s regaining of compliance with the minimum bid requirement had been extended until December 24, 2020.

On December 28, 2020, Nasdaq’s Listing Qualifications Staff notified the Company that it had approved the Company’s application to transfer its listing from The Nasdaq Global Select Market tier to The Nasdaq Capital Market tier (which is Nasdaq’s tier for companies with lower market capitalization). This transfer will be effective at the opening of business on Wednesday, December 30, 2020. In connection with this approval, the Listing Qualifications Staff has extended the time period for the Company to regain compliance with the minimum bid requirement until June 22, 2021. To regain compliance, the closing bid price of the Company’s common stock must be at least $1.00 or higher for a minimum of ten consecutive business days.

The Company intends to continue monitoring the closing bid price of its common stock and has given written notice to Nasdaq that it intends to regain compliance with the minimum bid price requirement during this additional 180-day compliance period by effecting a reverse stock split, if necessary. In the event that the Company determines to effect such a reverse stock split, the Company would expect to request stockholder authorization for such a reverse stock split at its 2021 annual meeting of stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONFORMIS, INC.

Date: December 29, 2020	By:	/s/ Robert Howe
Robert Howe
Chief Financial Officer